Mandatorily Redeemable Financial Instrument	12 Months Ended
Mar. 31, 2012
Mandatorily Redeemable Financial Instrument:
Mandatorily Redeemable Financial Instrument

(12)	Mandatorily Redeemable Financial Instrument

On June 30, 2006, the Company recorded a $1.4 million mandatorily redeemable financial instrument as a result of the acquisition of the Collier-Jennings Companies. The shareholder of Collier-Jennings Companies received cash and was issued stock in the Company to settle the acquisition.  The shares were released to the shareholder of Collier-Jennings Companies over a three-year period.  The stock had a mandatorily redeemable rate at the option of the shareholder of Collier-Jennings Companies in cumulative increments of 20% per year for a five-year period at the greater of $26 per share or one and one-half times the book value per common share of the Company’s stock.

The mandatorily redeemable financial instrument was carried at fair value based on the Company’s book value per common share. The Company recorded a valuation gain of $50,000 during the year ended March 31, 2012 compared to $196,000 during the year ended March 31, 2011 to properly reflect the fair value of the instrument.

On April 11, 2011, the Company eliminated the mandatorily redeemable shares of the Company’s common stock as a result of an investor’s purchase of these shares in a private transaction.  In connection with the purchase of these shares, the redemption feature was eliminated.  As a result, the Company no longer has the liability related to these shares on its balance sheet and the Company’s capital increased by $1.5 million.